FORMOF COMMONSTOCKSUBSCRIPTIONAGREEMENTTHISINVESTMENTINVOLVESAHIGHDEGREEOFRISK.THIS INVESTMENTIS SUITABLEONLYFORPERSONSWHOCAN BEARTHE ECONOMICRISK FORANINDEFINITEPERIODOF TIMEAND WHOCANAFFORDTO LOSETHEIRENTIREINVESTMENT.FURTHERMORE,INVESTORSMUSTUNDERSTANDTHATSUCHINVESTMENTIS ILLIQUIDANDISEXPECTEDTOCONTINUETOBE ILLIQUIDFORANINDEFINITEPERIODOFTIME.NOPUBLICMARKETEXISTSFORTHESECURITIES,AND NOPUBLICMARKETIS EXPECTEDTO DEVELOPFOLLOWINGTHIS OFFERING.THE SECURITIESOFFEREDHEREBYHAVENOT BEENREGISTEREDUNDERTHE SECURITIESACT OF1933,ASAMENDED(THE“ACT”),ORANYSTATESECURITIESOR BLUESKYLAWSANDARE BEINGOFFEREDAND SOLDIN RELIANCEON EXEMPTIONSFROMTHE REGISTRATIONREQUIREMENTSOFTHEACTANDSTATESECURITIESOR BLUESKYLAWS.ALTHOUGHAN OFFERINGSTATEMENTHAS BEENFILEDWITHTHESECURITIESAND EXCHANGECOMMISSION(THE“SEC”),THATOFFERINGSTATEMENTDOESNOTINCLUDETHESAMEINFORMATIONTHATWOULDBE INCLUDEDINAREGISTRATIONSTATEMENTUNDERTHEACT.THESECURITIESHAVENOTBEENAPPROVEDORDISAPPROVEDBYTHESEC,ANYSTATESECURITIESCOMMISSIONOROTHERREGULATORYAUTHORITY,NORHAVEANYOFTHEFOREGOINGAUTHORITIESPASSEDUPONTHEMERITSOFTHISOFFERINGORTHEADEQUACYORACCURACYOFTHESUBSCRIPTIONAGREEMENTORANYOTHERMATERIALSOR INFORMATIONMADEAVAILABLETO SUBSCRIBERINCONNECTIONWITHTHISOFFERINGOVEROURWEB-BASEDPLATFORM(THE“PLATFORM”).ANYREPRESENTATIONTO THECONTRARYIS UNLAWFUL.THE COMPANYIS RELYINGONTHE REPRESENTATIONSANDWARRANTIESSET FORTHBYEACHSUBSCRIBERIN THISSUBSCRIPTIONAGREEMENTAND THEOTHERINFORMATIONPROVIDEDBYSUBSCRIBERINCONNECTIONWITHTHIS OFFERINGTO DETERMINETHEAPPLICABILITYTO THISOFFERINGOF EXEMPTIONSFROMTHE REGISTRATIONREQUIREMENTSOF THEACT.THE SUBSCRIPTIONAGREEMENT,THE OFFERINGCIRCULARORANYOFTHE OTHERMATERIALSAVAILABLEONTHE PLATFORM(COLLECTIVELY,THE“OFFERINGMATERIALS”)MAYCONTAINFORWARD-LOOKINGSTATEMENTSANDINFORMATIONRELATINGTO,AMONGOTHERTHINGS,THECOMPANY,ITSBUSINESSPLANAND STRATEGY,AND ITSINDUSTRY.THESEFORWARD-LOOKINGSTATEMENTSARE BASEDONTHEBELIEFSOF,ASSUMPTIONSMADEBY,ANDINFORMATIONCURRENTLYAVAILABLETOTHECOMPANY’SMANAGEMENT.WHENUSEDINTHEOFFERINGMATERIALS,THEWORDS“ESTIMATE,”“PROJECT,”“BELIEVE,”“ANTICIPATE,”“INTEND,”“EXPECT”AND SIMILAREXPRESSIONSCONSTITUTEFORWARDLOOKINGSTATEMENTS.THESESTATEMENTSREFLECTMANAGEMENT’SCURRENTVIEWSWITHRESPECTTO FUTUREEVENTSANDARE SUBJECTTORISKSANDUNCERTAINTIESTHATCOULDCAUSETHECOMPANY’SACTUALRESULTSTODIFFERMATERIALLYFROMTHOSECONTAINEDINTHEFORWARD-LOOKINGSTATEMENTS.INVESTORSARECAUTIONEDNOTTOPLACEUNDUERELIANCEONTHESEFORWARD-LOOKINGSTATEMENTS,WHICHSPEAKONLYASOFTHEDATEONWHICHTHEYAREMADE.THECOMPANYDOESNOTUNDERTAKEANYOBLIGATIONTO REVISEOR UPDATETHESEFORWARD-LOOKINGSTATEMENTSTO REFLECTEVENTSOR CIRCUMSTANCESAFTERSUCHDATEOR TOREFLECTTHEOCCURRENCEOF UNANTICIPATEDEVENTS.THECOMPANYMAYNOTBEOFFERINGTHESECURITIESINEVERYSTATE.THEOFFERINGMATERIALSDONOTCONSTITUTEANOFFERORSOLICITATIONINANYSTATEOR JURISDICTIONIN WHICHTHE SECURITIESARE NOTBEINGOFFERED.THE COMPANYRESERVESTHE RIGHTIN ITSSOLEDISCRETIONAND FORANYREASONWHATSOEVERTO MODIFY,AMENDAND/ORWITHDRAWALLORAPORTIONOFTHEOFFERINGAND/ORACCEPTORREJECTINWHOLEORINPARTANYPROSPECTIVEINVESTMENTINTHESECURITIESORTOALLOTTOANYPROSPECTIVEINVESTORLESS THANTHEAMOUNTOF SECURITIESSUCHINVESTORDESIRESTOPURCHASE.EXCEPTAS OTHERWISEINDICATED,THEOFFERINGMATERIALSSPEAKASOFTHEIRDATE.NEITHERTHEDELIVERYNORTHEPURCHASEOFTHESECURITIESSHALL,UNDERANYCIRCUMSTANCES,CREATEANYIMPLICATIONTHATTHEREHAS BEENNO CHANGEIN THEAFFAIRSOFTHE COMPANYSINCETHATDATE.1

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ndTO:SamariumGroupCorporation,333 SE2Avenue,Suite 2000,Miami,Florida33131LadiesandGentlemen:1.Subscription.(a)The undersigned("Subscriber")herebysubscribesfor andagreesto purchasethe numberof sharesof CommonStock (the"Securities")of SamariumGroupCorporation,a WyomingCorporation(the "Company"),as set forthin the SubscriptionInvestmentDetailsblock onthe signaturepage hereto, at a purchase price of$1.00 pershare ofCommonStock(the "PerSecurityPrice"),upon theterms andconditionsset forthherein.The minimumsubscriptionis $1,000. The rights of the Common Stock areas set forthin the Articlesof Incorporationand Bylawsincludedin the Exhibitsto the OfferingStatementof the Companyfiledwith theSEC (the"OfferingStatement").(b)Subscriberunderstandsthat theSecuritiesare beingofferedpursuantto an offeringcircular(the “OfferingCircular”)filedwith theSEC aspart ofthe OfferingStatement(SEC FileNo. XXX-XXXXX),asmaybe amendedfromtimeto time.ByexecutingthisSubscriptionAgreementas providedherein,SubscriberacknowledgesthatSubscriberhasreceivedaccessto thisSubscriptionAgreement,copiesof the OfferingCircularand OfferingStatementincludingexhibitstheretoand anyotherinformation required by the Subscriber to make an investment decision.(c)The Subscriber’ssubscriptionmay beacceptedor rejectedin wholeor in part,at anytime priorto a ClosingDate (ashereinafterdefined),by theCompanyat its solediscretion.Upontheexpirationof the periodspecifiedin Subscriber’sstate fornoticefilingsbeforesales maybe madein suchstate, ifany, thesubscriptionagreementmay nolongerbe revokedat theoption oftheSubscriber.In addition,the Company,at its solediscretion,may allocateto Subscriberonly aportionof thenumberofSecuritiesSubscriberhas subscribedfor. TheCompanywill notifySubscriberwhetherthissubscriptionis accepted(whetherinwholeor inpart)or rejected.If Subscriber’ssubscriptionis rejected,Subscriber’spayment(orportionthereofif partiallyrejected)willbe returnedto Subscriberwithoutinterestand allof Subscriber’sobligationshereundershall terminate.(d)The aggregatenumberof Securitiessold shallnot exceed20,000,000.Of thisamount,18,000,000sharesare beingsoldby theCompany,and 2,000,000sharesare beingsold bythe SellingShareholder, Jennifer Demedici. TheCompanymay acceptsubscriptionsuntil theterminationof theOfferingin accordancewith itsterms (the“TerminationDate”).The Companymay electat anytime toclose allor anyportionofthis offering, on various dates at or prior to the Termination Date (each a “ClosingDate”).(e)In theeventof rejectionof thissubscriptionin itsentirety,or intheeventthesaleof theSecurities(oranyportionthereof)isnotconsummatedforanyreason,thisSubscriptionAgreementshall haveno forceor effect,exceptfor Section5 hereof,whichshall remainin forceand effect.(f)Thetermsof thisSubscriptionAgreementshallbe bindinguponSubscriberandits transferees,heirs,successorsandassigns(collectively,“Transferees”);providedthatforanysuchtransfertobe deemedeffective,theTransfereeshall haveexecutedanddeliveredto the Companyin advancean instrumentin a formacceptableto the Companyin its solediscretion,pursuantto whichtheproposedTransfereeshall acknowledge,agree,and beboundby therepresentationsand warrantiesof Subscriber,and theterms of this SubscriptionAgreement.2.PurchaseProcedure.(a)Payment.ThepurchasepricefortheSecuritiesshallbe paidsimultaneouslywiththeexecutionanddeliveryto theCompanyof thesignaturepageof thisSubscriptionAgreement.Subscribershall delivera signedcopy ofthis SubscriptionAgreement,along withpaymentfor theaggregatepurchaseprice ofthe Securitiesby creditcard,ACH electronictransferor wiretransfertoanaccountdesignatedby theCompany.(b)Paymentarrangements. Payment for theSecurities shall be received bythe Companyby transferof immediatelyavailablefunds,checkor othermeansapprovedby theCompanyat leasttwodayspriorto theapplicableClosingDate,in the amount as setforth inthe SubscriptionInvestmentDetailsblockon thesignaturepage hereto.The undersignedshall receivenoticeandevidenceof the digitalentry ofthe numberof theSecuritiesownedby undersignedreflectedon thebooksand recordsof theCompany,whichbooksand recordsshall bearanotationthat theSecuritieswere soldin relianceupon RegulationA.2

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3.RepresentationsandWarrantiesof theCompany.The Company represents andwarrants toSubscriber that thefollowing representationsand warranties aretrue andcomplete inallmaterial respectsas of the dateof each ClosingDate, exceptasotherwiseindicated.For purposesof thisAgreement,an individualshallbedeemedtohave“knowledge”ofaparticularfactorothermatterifsuchindividualisactuallyawareofsuchfact.TheCompany will be deemed to have “knowledge” of a particular fact or other matter ifone of theCompany’scurrent officers has, orat anytime had, actualknowledgeof suchfact orothermatter.(a)Organizationand Standing.The Companyis a corporationduly formed,validlyexistingand ingood standingunderthe lawsof theState ofWyoming.The Companyhas allrequisitepowerandauthorityto ownandoperateitspropertiesandassets,toexecuteanddeliverthisSubscriptionAgreement,andanyotheragreementsor instrumentsrequiredhereunder.TheCompanyisdulyqualifiedand isauthorizedto do businessand isin goodstandingas a foreigncorporationin all jurisdictionsin whichthenatureof its activitiesand ofits properties(both ownedand leased)makessuch qualificationnecessary,exceptfor thosejurisdictions in which failureto do so would not have a material adverse effect on the Company or its business.(b)Issuanceof theSecurities.Theissuance,saleanddeliveryof theSecuritiesin accordancewiththisSubscriptionAgreementhasbeendulyauthorizedby allnecessarycorporateactionon thepart ofthe Company.The Securities,whenso issued,sold anddeliveredagainstpaymentthereforin accordancewith theprovisionsof thisSubscriptionAgreement,will beduly andvalidlyissued, fully paid and non-assessable.(c)AuthorityforAgreement.Theexecutionanddeliveryby theCompanyof thisSubscriptionAgreementandtheconsummationof thetransactionscontemplatedhereby(includingtheissuance,sale anddeliveryof theSecurities)are withinthe Company’spowersand havebeen dulyauthorizedby allnecessarycorporateactionon thepart ofthe Company.Uponfull executionhereof asprovidedherein,thisSubscriptionAgreementshallconstitutea validand bindingagreementof theCompany,enforceableagainstthe Companyin accordancewith itsterms,except(i) aslimitedbyapplicablebankruptcy,insolvency,reorganization,moratorium,andotherlawsof generalapplicationaffectingenforcementof creditors’rightsgenerally,(ii)as limitedby lawsrelatingto theavailabilityof specificperformance,injunctiverelief,or otherequitableremediesand (iii)with respectto provisionsrelatingtoindemnification and contribution, as limited by considerations ofpublicpolicyand byfederalor statesecuritieslaws.(d)No filings.Assumingthe accuracyof the Subscriber’srepresentationsand warrantiesset forthin Section4 hereof,no order,license, consent, authorization or approval of, or exemption by, oractionby or inrespectof, or noticeto, or filingor registrationwith, anygovernmentalbody, agencyor officialis requiredby or withrespectto the Companyin connectionwith theexecution,deliveryand performanceby theCompanyof thisSubscriptionAgreementexcept(i) for suchfilingsas maybe requiredunderRegulationAor underany applicablestate securitieslaws, (ii)forsuchotherfilingsandapprovalsas havebeenmadeor obtained,or (iii)wherethefailureto obtainanysuchorder,license,consent,authorization,approvalor exemptionor giveanysuchnoticeormake anyfilingor registrationwouldnot havea materialadverseeffect onthe abilityof theCompanyto performits obligationshereunder.(e)Capitalization.Theauthorizedandoutstandingsecuritiesof theCompanyimmediatelypriorto theinitialinvestmentin theSecuritiesis assetforthunder“SecuritiesBeingOffered”in theOfferingCircular.Exceptas set forthin the OfferingCircular,there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), oragreementsof anykind (oralor written)for thepurchaseor acquisitionfrom theCompanyof anyof its securities.(f)Financialstatements.Completecopiesof theCompany’sfinancialstatementsmeetingtherequirementsof Form1-AundertheSecuritiesAct(the“FinancialStatements”)havebeenmadeavailableto the Subscriberand appearin the OfferingCircular.The FinancialStatementsare basedon thebooksand recordsof theCompanyand fairlypresentin all materialrespectstheconsolidatedfinancialconditionof the Companyas of therespectivedates theywere preparedand theresultsof the operationsandcash flowsof the Companyfor theperiodsindicated.(g)Proceeds.The Companyshall usethe proceedsfrom theissuanceand saleof the Securitiesas set forthin “Useof Proceedsto Issuer” in the OfferingCircular.(h)Litigation.ExceptassetforthintheOfferingCircular,thereisnopendingaction,suit,proceeding,arbitration,mediation,complaint,claim,chargeorinvestigationbeforeanycourt,arbitrator,mediatoror governmentalbody,or to theCompany’sknowledge,currentlythreatenedin writing(a) againstthe Companyor (b)to theCompany’sknowledgeagainstany consultant,officer,manager,directoror keyemployeeof theCompanyarisingout ofhis orher consulting,employmentor boardrelationshipwith theCompanyor thatcould otherwisemateriallyimpacttheCompany.3

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(i)Withrespectto theSellingShareholderand theSecuritiesbeingsoldby themto theSubscriber,to theCompany’sknowledge:(i)Title tothe Securities.Each SellingShareholderis the lawful owner of the Securities being offered for sale inthe Offeringby suchSellingShareholder, with good and marketable titlethereto, and the SellingShareholderhas theabsoluteright tosell, assign,convey,transferand deliversuch Securitiesand anyand allrights andbenefitsincidentto the ownershipthereof,all of whichrights andbenefitsare transferableby theSellingShareholderto the Subscriber, free and clear of allthe following (collectively called “Claims”) of any nature whatsoever:securityinterests,liens,pledges,claims(pendingorthreatened),charges,escrows,encumbrances,lock-uparrangements,options,rightsof firstofferor refusal,communitypropertyrights,mortgages,indentures,securityagreementsor otheragreements,arrangements,contracts,commitments,understandingsor obligations,whetherwrittenor oraland whetheror notrelatingin any way to credit or the borrowing ofmoney.Deliveryto theSubscriberof suchSecurities,upon paymenttherefor,will (i)pass goodand marketabletitle tosuchSecuritiesto therelevantInvestor(s),free andclear ofall Claims,and (ii)convey,free andclear ofall Claims,any andallrights andbenefitsincidentto the ownershipof suchSecurities.(ii)No Filings.No order,license,consent,authorizationor approvalof, or exemptionby, or actionby or inrespectof, or noticeto, or filing or registration with, any governmental body,agencyor officialis requiredby or withrespectto eachSellingShareholderin connection with the sale and delivery of the Securities of such SellingShareholderbeingsold hereunder,except(a)forsuchfilingsasmaybe requiredunderRegulationAof theSecuritiesAct of1933,as amendedthe“SecuritiesAct”),or underanyapplicablestatesecuritieslaws,(b)forsuchother filingsand approvalsas havebeen madeor obtained,or (c)wherethe failureto obtainany suchorder,license, consent,authorization,approvalor exemptionor giveany suchnoticeor makeany filingor registrationwouldnot havea materialadverseeffecton theabilityof theSellingShareholderto perform its obligations under the transactions contemplated hereby.(iii)NoLitigation.WithrespecttoeachSellingShareholder,thereisnoaction,suit,proceeding,judgment,claimorinvestigationpending,ortotheknowledgeoftheSellingShareholder,threatened against the SellingShareholderwhichcould reasonablybe expectedin anymannerto challengeor seekto prevent,enjoin,alter ormateriallydelay anyof thetransactionscontemplatedby thisSubscriptionAgreement.(iv)Non-PublicInformation.EachSellingShareholderis notsellingitsSecurities“onthebasisof”(asdefinedinRule10b5-1of theExchangeAct(asdefinedbelow))anymaterial,non-publicinformationaboutthe Securitiesor theCompany.4.RepresentationsandWarrantiesof Subscriber. By executing thisSubscriptionAgreement,Subscriber(and, ifSubscriberispurchasingthe Securitiessubscribedfor herebyin a fiduciarycapacity,thepersonor personsforwhomSubscriberis sopurchasing)representsandwarrants,whichrepresentationsandwarrantiesaretrueandcompletein allmaterialrespectsas ofsuchSubscriber’srespectiveClosingDate(s):(a)RequisitePowerandAuthority. Such Subscriber has all necessary power and authority under all applicable provisions of lawto execute and deliver this SubscriptionAgreementand otheragreementsrequiredhereunderandto carryouttheirprovisions.AllactiononSubscriber’spartrequiredforthelawfulexecutionanddeliveryof thisSubscriptionAgreementandotheragreementsrequiredhereunderhave beenor willbe effectivelytaken priorto the ClosingDate. Upontheir executionand delivery,thisSubscriptionAgreementand otheragreementsrequiredhereunderwillbe validand bindingobligationsof Subscriber,enforceablein accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or otherlaws ofgeneralapplicationaffectingenforcementof creditors’rights and(b) as limitedby generalprinciplesof equitythat restrictthe availability of equitable remedies.(b)InvestmentRepresentations. Subscriber understands that the Securities have not been registered under the SecuritiesAct of1933, asamended(the “SecuritiesAct”).SubscriberalsounderstandsthattheSecuritiesarebeingofferedandsoldpursuantto anexemptionfromregistrationcontainedin theSecuritiesActbasedin partuponSubscriber’srepresentationscontainedinthisSubscriptionAgreement.(c)IlliquidityandContinuedEconomicRisk.Subscriberacknowledgesandagreesthatthereis noreadypublicmarketfortheSecuritiesandthatthereis noguaranteethatamarketfortheirresalewill everexist. Subscribermust bearthe economicrisk ofthis investment indefinitely and the Company has no obligation to list the Securities on any market or take any steps (includingregistrationunderthe SecuritiesAct orthe SecuritiesExchangeAct of1934,as amended)with respectto facilitatingtradingorresaleof theSecurities.SubscriberacknowledgesthatSubscriberisable tobear theeconomicrisk oflosingSubscriber’sentireinvestment in the Securities. Subscriber also understands that an investment in the Company involves significant risks and has4

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takenfull cognizanceof andunderstandsall of therisk factorsrelatingto the purchaseof Securities.(d) AccreditedInvestorStatus. Subscriber represents and warrants his, her, or its status as an investor by indicating below (checkapplicablebox):[ ] SubscriberIS an "accreditedinvestor"withinthe meaningof Rule501 ofRegulationD underthe SecuritiesAct.Subscriberrepresentsand warrantsthat itmeetsone ormore ofthe criteriaset forthin AppendixA attachedhereto.[ ] SubscriberIS NOTan "accreditedinvestor"withinthe meaningof Rule501 ofRegulationD underthe SecuritiesAct.Subscriberrepresentsthat tothe extentit hasany questionswith respectto its statusas an accreditedinvestor,it hassoughtprofessionaladvice.(e) Shareholderinformation.Withinfivedaysafterreceiptof arequestfromtheCompany,theSubscriberherebyagreesto providesuchinformationwithrespectto itsstatusas ashareholder(orpotentialshareholder)and toexecuteand deliversuch documentsasmay reasonablybe necessaryto complywith anyand alllaws andregulationsto whichthe Companyis or maybecomesubject.Subscriberfurtheragreesthatin theeventit transfersanySecurities,itwillrequirethetransfereeof suchSecuritiestoagreetoprovidesuchinformationto theCompanyas aconditionof suchtransfer.(f) Valuation.TheSubscriberacknowledgesthatthepriceof theSecuritieswassetby theCompanyon thebasisof theCompany’sinternalvaluationandnowarrantiesaremadeas tovalue.TheSubscriberfurtheracknowledgesthat futureofferingsof Securitiesmay bemade atlower valuations,with theresultthat theSubscriber’sinvestmentwill beara lowervaluation.(g)Domicile.SubscribermaintainsSubscriber’sdomicile(and isnot a transientor temporaryresident)at the address shownon thesignaturepage.(h)NoBrokerageFees.Thereareno claimsforbrokeragecommission,finders’feesor similarcompensationin connectionwiththetransactionscontemplatedby thisSubscriptionAgreementorrelateddocumentsbased onany arrangementor agreementbindingupon Subscriber.(i)ForeignInvestors.If Subscriberis notaUnitedStatesperson(asdefinedbySection7701(a)(30)of theInternalRevenueCodeof 1986,as amended),Subscriberherebyrepresentsthatit hassatisfieditselfas tothefullobservanceof thelawsof itsjurisdictionin connectionwithanyinvitationto subscribefortheSecuritiesor anyuseof thisSubscriptionAgreement,including(i)thelegal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicableto such purchase, (iii) any governmental or other consents that mayneed tobe obtained,and (iv)the incometax andother taxconsequences,if any,that maybe relevantto the purchase,holding,redemption,sale, ortransferof the Securities.Subscriber’ssubscriptionand paymentfor andcontinuedbeneficialownershipof theSecuritieswill notviolateany applicablesecuritiesorother lawsof theSubscriber’sjurisdiction.5. SurvivalofRepresentationsandIndemnity.Therepresentations,warrantiesandcovenantsmadebytheSubscriberhereinshallsurvivetheTerminationDate.TheSubscriberagreestoindemnifyandholdharmlesstheCompany,theSellingShareholderandtheirrespectiveofficers,directorsandaffiliates,andeachotherperson,if any,whocontrolstheCompanyor anySellingShareholderwithinthe meaningof Section15 of theSecuritiesAct againstany andall loss,liability,claim,damageand expensewhatsoever(including,but notlimitedto, anyand allreasonableattorneys’fees, includingattorneys’fees onappeal)and expensesreasonablyincurredin investigating,preparingor defendingagainstany falserepresentationor warrantyor breachof failureby theSubscriberto complywith anycovenantor agreementmade bythe Subscriberhereinor in anyother documentfurnishedby theSubscriberto anyof theforegoingin connectionwith thistransaction.6.GoverningLaw;Jurisdiction. This SubscriptionAgreement shallbegoverned andconstrued inaccordance withthelawsoftheState ofWyoming.EACHOF THESUBSCRIBERANDTHE COMPANYCONSENTSTO THEJURISDICTIONOFANYSTATEORFEDERALCOURTOF COMPETENTJURISDICTIONLOCATEDWITHINTHE STATEOF WYOMINGAND NOOTHERPLACEAND IRREVOCABLYAGREESTHATALLACTIONSOR PROCEEDINGSRELATINGTO THISSUBSCRIPTIONAGREEMENTMAYBE LITIGATEDIN SUCHCOURTS.EACHOF SUBSCRIBERANDTHE COMPANYACCEPTSFORITSELFAND HIMSELFAND INCONNECTIONWITHITSANDHIS RESPECTIVEPROPERTIES,GENERALLYANDUNCONDITIONALLY,THEEXCLUSIVEJURISDICTIONOFTHEAFORESAIDCOURTSANDWAIVESANYDEFENSE5

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OF FORUMNON CONVENIENS,AND IRREVOCABLYAGREESTO BEBOUNDBYANYJUDGMENTRENDEREDTHEREBYIN CONNECTIONWITHTHIS SUBSCRIPTIONAGREEMENT.EACHOFSUBSCRIBERANDTHECOMPANYFURTHERIRREVOCABLYCONSENTSTOTHESERVICEOFPROCESSOUTOFANYOFTHEAFOREMENTIONEDCOURTSIN THEMANNERAND INTHEADDRESSSPECIFIEDIN SECTION7ANDTHESIGNATUREPAGEOFTHISSUBSCRIPTIONAGREEMENT.HOWEVER,NOTHINGINTHISPARAGRAPHSHALLBECONSTRUEDTO BEAPPLICABLETOANYACTIONARISINGUNDERTHE FEDERALSECURITIESLAWS.EACHOFTHEPARTIESHERETOHEREBYIRREVOCABLYWAIVESALLRIGHTTOTRIALBYJURYINANYACTION,PROCEEDINGORCOUNTERCLAIM(WHETHERBASEDINCONTRACT,TORTOROTHERWISE)ARISINGOUTOFORRELATINGTOTHISSUBSCRIPTIONAGREEMENTORTHEACTIONSOFEITHERPARTYINTHENEGOTIATION,ADMINISTRATION,PERFORMANCEAND ENFORCEMENTTHEREOF,EACHOF THEPARTIESHERETOALSOWAIVESANYBONDOR SURETYOR SECURITYUPONSUCHBONDWHICHMIGHT,BUTFORTHISWAIVER,BE REQUIREDOF SUCHPARTY.THISWAIVERIS IRREVOCABLE,MEANINGTHATITMAYNOTBEMODIFIEDEITHERORALLYOR INWRITING,ANDTHISWAIVERSHALLAPPLYTOANYSUBSEQUENTAMENDMENTS,RENEWALS,SUPPLEMENTSOR MODIFICATIONSTO THISSUBSCRIPTIONAGREEMENT.INTHEEVENTOFLITIGATION,THISSUBSCRIPTIONAGREEMENTMAYBEFILEDASAWRITTENCONSENTTOATRIALBYTHECOURT.BYAGREEINGTOTHISWAIVER,THE SUBSCRIBERIS NOTDEEMEDTO HAVEWAIVEDTHECOMPANY’SCOMPLIANCEWITHTHE FEDERALSECURITIESLAWSANDTHERULESAND REGULATIONSPROMULGATEDTHEREUNDER.7.Notices.Notice,requests,demandsandothercommunicationsrelatingtothisSubscriptionAgreementandthetransactionscontemplated herein shall bein writingand shallbedeemed tohavebeen dulygiven ifandwhen (a)delivered personally, onthedateofsuchdelivery; or(b)mailed byregistered orcertified mail,postage prepaid,return receiptrequested, inthethird dayafterthepostingthereof;or(c)emailed,telecopiedorcabled,onthedateofsuchdeliverytotheaddressoftherespectivepartiesasfollows:Ifto theCompany,to:neom@samarium.groupwith arequiredcopyto:ndSamariumGroupCorporation,333 SE2Avenue,Suite 2000,Miami,Florida33131If toa Subscriber,to Subscriber’saddressas shownon thesignaturepageheretoor tosuchotheraddressasmaybe specifiedbywrittennoticefromtimeto timeby thepartyentitledto receivesuchnotice.Anynotices,requests,demandsor othercommunicationsby telecopyor cableshall beconfirmedby lettergivenin accordancewith (a)or (b)above.The Subscriberherebyagreesthat theCompanymay deliverall notices,financialstatements,valuations,reports,reviews,analysesor othermaterials,and anyand allother documents,informationandcommunicationsconcerningtheaffairsof theCompanyandits investments,including,withoutlimitation,informationabouttheinvestment,requiredor permittedto beprovidedto theSubscriberunderthe OfferingCircularor hereunderby meansof e-mailor by postingon anelectronicmessageboardor by othermeansof electroniccommunication.The Subscriberherebyconsentsto receiveelectronicallyalldocuments,communications,notices,contracts,andagreementsarisingfromor relatingin anywayto youror ourrights,obligationsor serviceshereunderorpursuantto yourownershipof theSecurities.8.Miscellaneous.a.All pronounsand anyvariationsthereofshall bedeemedto referto the masculine, feminine, neuter, singularor plural,as theidentityof thepersonor personsor entityor entitiesmayrequire.b.This SubscriptionAgreementis not transferableor assignablebySubscriber.c.Therepresentations,warrantiesandagreementscontainedhereinshallbe deemedto bemadeby andbe bindinguponSubscriberanditsheirs,executors,administratorsandsuccessorsandshall inureto the benefitof theCompanyand itssuccessorsand assigns.6

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d.Noneof theprovisionsof thisSubscriptionAgreementmaybewaived,changedor terminatedorallyor otherwise,exceptasspecificallysetforthhereinor exceptby awritingsignedby theCompanyand Subscriber.e.In theeventanypartof thisSubscriptionAgreementis foundto bevoidor unenforceable,theremainingprovisionsareintendedto beseparableandbindingwiththesameeffectas ifthevoidor unenforceablepart wereneverthe subjectof agreement.f.The invalidity,illegalityor unenforceabilityof oneor moreof theprovisionsof thisSubscriptionAgreementin anyjurisdiction shall not affect the validity, legality or enforceability of theremainderof thisSubscriptionAgreementin suchjurisdictionor thevalidity,legalityor enforceabilityof thisSubscriptionAgreement,includinganysuchprovision,in anyotherjurisdiction,itbeing intendedthat allrightsand obligationsof thepartieshereundershall beenforceableto thefullestextentpermittedby law.g.ThisSubscriptionAgreementsupersedesallpriordiscussionsandagreementsbetweenthepartieswithrespectto thesubjectmatterhereofandcontainsthesoleandentireagreementbetweenthe parties hereto with respect to the subject matter hereof.h.Thetermsandprovisionsof thisSubscriptionAgreementareintendedsolelyforthebenefitof eachpartyheretoandtheirrespectivesuccessorsandassigns,andit isnottheintentionof thepartiesto confer,and noprovisionhereofshall confer,third-party beneficiaryrightsupon anyother person.i.The headingsused inthis SubscriptionAgreementhave beeninsertedfor convenienceof referenceonly anddo notdefineorlimit the provisionshereof.j.This SubscriptionAgreementmay beexecutedin anynumberof counterparts,each ofwhichwill bedeemedan original,butall of whichtogetherwill constituteone andthe sameinstrument.k.If anyrecapitalizationor othertransactionaffectingthestockof theCompanyis effected,thenanynew,substitutedoradditionalsecuritiesor otherpropertywhichis distributedwithrespecttothe Securities shall be immediately subject to thisSubscriptionAgreement,to the sameextentthat theSecurities,immediatelyprior thereto,shall havebeen coveredby thisSubscriptionAgreement.l.No failureor delayby anyparty inexercisingany right,poweror privilegeunder thisSubscriptionAgreementshall operateas a waiverthereofnor shallany singleor partialexercisethereofprecludeanyotheror furtherexercisethereofor theexerciseofanyotherright,poweror privilege.Therightsandremedieshereinprovidedshallbe cumulativeandnotexclusiveof anyrightsorremediesprovidedby law.9. SubscriptionProcedure. Each Subscriber, byproviding his or her information, including name, address and subscriptionamount,and clicking“accept”and/orcheckingthe appropriatebox ontheonlineinvestmentplatform(“OnlineAcceptance”),confirmssuchSubscriber’sinformationandhisor herinvestmentthroughtheplatformandconfirmssuchSubscriber’selectronicsignatureto thisSubscriptionAgreement.Eachpartyheretoagreesthat (a)Subscriber'selectronicsignatureas providedthroughOnlineAcceptanceis thelegalequivalentof hisor hermanualsignatureonthisSubscriptionAgreementandconstitutesexecutionanddeliveryof thisSubscriptionAgreementbySubscriber,(b)theCompany'sacceptanceof Subscriber'ssubscriptionthroughtheplatformand itselectronicsignatureheretois the legalequivalentof its manualsignatureon thisSubscriptionAgreementandconstitutesexecutionand deliveryof thisSubscriptionAgreementby theCompanyand (c)each party'sexecutionand deliveryofthis SubscriptionAgreementas providedin thisSection9 establishessuch party'sacceptanceof the termsand conditionsof thisSubscriptionAgreement.10. OfferingCircularand RiskFactors. Each Subscriber confirms to have read carefully and completely accepted the informationcontainedin the OfferingCircular,includingthe variousrisks thatthe Companyis subjectedto.11. Non-Disclosureof confidentialtechnicalinformationand IntellectualProperty.Subscriberacknowledgesthat theyhave noright toaccessconfidentialtechnicalinformationor intellectualpropertyof the Companyexceptat the solediscretionof theDirectors.Subscriberagreesto maintainstrict confidentialityregardingany corporateinformationobtainedand acknowledgesthatunauthorizeddisclosurewouldcauseirreparableharm tothe Company,entitlingthe Companyto injunctiverelief.7

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12. Numberof Sharessubscribedand SignaturePage.Numberof SharesSubscribedFor:___________________________ SharesPricePer Share:$1.00per Shareof CommonStockTotalAggregatePurchasePrice:$_______________________(Shares× $1.00)Miami, the …………..(day)of ……………..(month)of…………………..(year)………………………………………………………………………………………Signature………………………………………………………………………………………Print fullname ofthe signingperson………………………………………………………………………………………Emailand telephonenumber……………………………………………………………………………………………………………….……………………Mailingaddress……………………………………………………………………………………………………………….…………………………………………………………………………………………………………………………………….…………………………………………………………………………………………………………………………………….…………………………………………………………………………………………………………………………………….……………………If thesigningindividualacts onbehalfof a thirdparty pleaseprovidedetailedinformation,like name,companyname,emailaddress,contactinformation.8

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APPENDIXAAn accreditedinvestor,as definedin Rule501(a)of theSecuritiesAct of1933,as amended,includesthe followingcategoriesofinvestor:(1)Any bankas definedin section3(a)(2)of theAct, orany savingsand loanassociationor otherinstitutionas definedinsection3(a)(5)(A)of theAct whetheractingin its individualor fiduciarycapacity;anybrokeror dealerregisteredpursuanttosection15 oftheSecuritiesExchangeActof 1934;anyinvestmentadviserregisteredpursuantto section203of theInvestmentAdvisersAct of1940 orregisteredpursuantto thelaws ofa state;any investmentadviserrelyingon theexemptionfromregisteringwith theCommissionunder section203(l)or (m)of the InvestmentAdvisersAct of1940;any insurancecompanyasdefinedin section2(a)(13)of theAct; anyinvestmentcompanyregisteredunderthe InvestmentCompanyAct of1940or abusinessdevelopmentcompanyas definedin section2(a)(48)of thatAct; anySmallBusinessInvestmentCompanylicensedbythe U.S. Small BusinessAdministrationunder section301(c)or (d) ofthe SmallBusinessInvestmentAct of1958; anyRuralBusinessInvestmentCompanyas definedin section384Aof theConsolidatedFarm andRuralDevelopmentAct; anyplanestablishedand maintainedby astate, itspoliticalsubdivisions,or anyagencyor instrumentalityof a stateor its politicalsubdivisions,for thebenefitof its employees,if suchplan hastotal assetsin excessof $5,000,000;anyemployeebenefitplanwithinthe meaningof the EmployeeRetirementIncomeSecurityAct of1974 ifthe investmentdecisionis madeby a planfiduciary,as definedin section3(21) ofsuch act,whichis eithera bank,savingsand loanassociation,insurancecompany,orregisteredinvestmentadviser,or if theemployeebenefitplan hastotal assetsin excessof $5,000,000or, if aself-directedplan,with investmentdecisionsmade solelyby personsthat areaccreditedinvestors;(2)Any privatebusinessdevelopmentcompanyas definedin section202(a)(22)of the InvestmentAdvisersAct of1940;(3)Any organizationdescribedin section501(c)(3)of the InternalRevenueCode, corporation,Massachusettsor similarbusinesstrust, orpartnership,or limitedliabilitycompany,not formedforthe specific purpose of acquiring the securities offered,with totalassets inexcessof $5,000,000;(4)Anydirector,executiveofficer,or generalpartnerof theissuerof thesecuritiesbeingofferedor sold,or anydirector,executiveofficer,or generalpartnerof ageneralpartnerof thatissuer;(5)Any naturalpersonwhoseindividualnet worth,or jointnet worthwith thatperson'sspouseor spousalequivalent,exceeds$1,000,000.(i)Exceptas providedin paragraph(5)(ii)of thissection,for purposesof calculatingnet worthunderthis paragraph(5):(A)The person'sprimaryresidenceshall notbe includedas anasset;(B)Indebtednessthatissecuredbytheperson'sprimaryresidence,uptotheestimatedfairmarketvalueoftheprimaryresidenceatthetimeofthesaleofsecurities,shallnotbeincludedasaliability(exceptthatiftheamount ofsuchindebtedness outstanding atthetimeofsaleofsecurities exceedstheamount outstanding 60daysbefore such time, other than as a result of the acquisitionof the primary residence,the amount of such excess shallbe includedas a liability);and(C)Indebtednessthatissecuredbytheperson'sprimaryresidenceinexcessoftheestimatedfairmarketvalue ofthe primaryresidenceat thetime ofthe saleofsecuritiesshall beincludedas a liability;(ii)Paragraph(5)(i) ofthis sectionwill notapplyto anycalculationof a person'snet worthmade inconnectionwith apurchaseof securitiesin accordancewith aright topurchasesuchsecurities,providedthat:(A)Such rightwas heldby thepersonon July 20,2011;(B)The personqualifiedas an accreditedinvestoron thebasis ofnet worthat thetime thepersonacquiredsuch right;and(C)The personheld securitiesof thesame issuer,other thansuch right,on July20, 2011.(6)Anynaturalpersonwhohadanindividualincomeinexcessof$200,000ineachofthetwomostrecentyearsorjointincomewiththatperson'sspouseorspousalequivalentinexcess of9

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$300,000in eachof thoseyearsand hasa reasonableexpectationof reachingthe sameincomelevel inthe currentyear;(7)Any trust, withtotal assets in excessof $5,000,000,not formedfor the specificpurpose of acquiringthe securitiesoffered,whose purchaseis directed by a sophisticatedperson as describedin§230.506(b)(2)(ii);(8)Any entityin whichall of theequityownersare accreditedinvestors;(9)Any entity,of a typeof notlistedin paragraphs(1), (2),(3),(7), or(8), notformedfor thespecificpurposeof acquiringthesecuritiesoffered,owninginvestments inexcessof $5,000,000;(10)Anynaturalpersonholdingin goodstandingoneormoreprofessionalcertificationsor designationsor credentialsfromanaccreditededucationalinstitutionthattheCommissionhasdesignatedas qualifyingan individualfor accreditedinvestorstatus;(11)Any naturalpersonwho isa “knowledgeableemployee,”as definedin rule3c-5(a)(4)underthe InvestmentCompanyActof 1940(17 CFR270.3c-5(a)(4)),of theissuerof thesecuritiesbeingofferedor soldwheretheissuerwouldbe aninvestmentcompany,as definedin section3 ofsuchact,butfortheexclusionprovidedby eithersection3(c)(1)or section3(c)(7)of suchact;(12)Any “familyoffice,”as definedin rule202(a)(11)(G)-1underthe InvestmentAdvisersAct of1940(17CFR275.202(a)(11)(G)-1):(i)Withassetsundermanagementin excessof $5,000,000,(ii)That is not formed forthe specific purpose ofacquiringthe securitiesoffered,and(iii)Whoseprospectiveinvestmentis directedby apersonwhohassuchknowledgeandexperiencein financialandbusinessmattersthatsuchfamilyofficeis capableof evaluatingthemeritsand risksof theprospectiveinvestment;and(13)Any “familyclient,”as definedin rule202(a)(11)(G)-1underthe InvestmentAdvisersAct of1940(17CFR275.202(a)(11)(G)-1)),of a familyofficemeetingthe requirementsin paragraph(12)of thissectionand whoseprospectiveinvestment in the issuer is directed bysuch familyofficepursuantto paragraph(12)(iii).10

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